                                                                    EXHIBIT 99.1

                             Letter Of Transmittal
               To Exchange Each Outstanding Share of Common Stock

                                       of

                              PROMOTIONS.COM, INC.
                Pursuant To The Prospectus Dated March 19, 2002

                                      for

             A FRACTION OF A SHARE OF COMMON STOCK OF iVILLAGE INC.
                       DESIGNED TO HAVE A VALUE OF $0.23
                                      AND
                          $0.64 TO THE SELLER IN CASH

                                       by

                           VIRGIL ACQUISITION CORP.,
                          a wholly owned subsidiary of
                                 iVILLAGE INC.


THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON APRIL 16, 2002, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:
                  CONTINENTAL STOCK TRANSFER AND TRUST COMPANY

By Mail, Hand Delivery or Overnight Courier:       By Facsimile Transmission:
         17 Battery Place, 8th Floor                     (212) 616-7610
             New York, NY 10004                 (For Eligible Institutions Only)
       Attn: Reorganization Department
                                                      Confirm by Telephone:
                                                     (212) 509-4000 ext. 536

   Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via facsimile transmission other than as set forth above will not constitute a valid delivery.

   The Instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

   This Letter of Transmittal is to be completed by stockholders of Promotions.com either if certificates evidencing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the book-entry transfer procedure described in "The Offer-- Procedure for Tendering" section of the Prospectus (as defined below). Delivery of documents to DTC does not constitute delivery to the Depositary.

   Stockholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the expiration date (as set forth in "The Offer - Timing of Our Offer" section of the Prospectus) (the "Expiration Date") or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in "The Offer - Guaranteed Delivery" section of the Prospectus. See Instruction
2.

   List below the Shares to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. If the Shares are registered in different names, a separate Letter of Transmittal must be submitted for each registered owner.

               DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS)

                    Name(s) and Address(es) of Registered Owner(s)                                     Shares Tendered
        (Please fill in exactly as name(s) appear(s) on Share Certificate(s))               (Attach Additional List if Necessary)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Total Number
                                                                                            Share         of Shares       Number of
                                                                                         Certificate    Represented by     Shares
                                                                                          Number(s)*    Certificate(s)   Tendered**
                                                                                         -----------    --------------   ----------

                                                                                         ------------------------------------------

                                                                                         ------------------------------------------

                                                                                         ------------------------------------------

                                                                                         ------------------------------------------
                                                                                         Total Share
                                                                                            Amount      ---------------------------


 *Needs to be completed by Book-Entry Stockholders.

**Unless otherwise indicated, it will be assumed that all Shares described herein are being tendered. See Instruction 4.

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution
                              -----------------------------------------

DTC Account Number
                   ----------------------------------------------------

Transaction Code Number
                        -----------------------------------------------

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

Name(s) of Registered Owner(s):

--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery
                                                   --------------------

Name of Institution that Guaranteed Delivery
                                             --------------------------


If delivery is by book-entry transfer:

DTC Account Number
                   ----------------------------------------------------

Transaction Code Number
                        -----------------------------------------------

|_| CHECK HERE IF SHARE CERTIFICATES ARE LOST, DESTROYED OR STOLEN

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

   The undersigned hereby tenders to Virgil Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware ("Purchaser") and a wholly owned subsidiary of iVillage Inc., a corporation organized and existing under the laws of the State of Delaware, the above-described shares of Common Stock, par value $0.001 per share, of Promotions.com, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), together with associated preferred share purchase rights issued pursuant to the Rights Agreement dated as of June 28, 2001, as amended, between the Company and American Stock Transfer & Trust Company (such shares, together with the associated preferred share purchase rights, the "Shares") pursuant to Purchaser's offer to exchange a fraction of a share of the Common Stock of iVillage Inc. designed to have a value of $0.23 (the "Stock Portion") and $0.64 in cash (the "Cash Portion") for each outstanding Share, upon the terms and subject to the conditions set forth in the Prospectus dated March 19, 2002 (the "Prospectus") and in this Letter of Transmittal (which together constitute the "Offer"). Receipt of the Offer is hereby acknowledged. The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

   The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of February 11, 2002, as amended as of March 13, 2002, among the Company, iVillage Inc. and Purchaser. The value of iVillage Common Stock to be issued as the Stock Portion will equal the average of the closing sale prices of iVillage Common Stock on the Nasdaq National Market for each of the five trading days immediately preceding the second trading day prior to the expiration of the Offer (the "Base Price"). The undersigned understands that no certificate or scrip representing fractional shares of iVillage Inc. Common Stock shall be issued upon the surrender for exchange of Share Certificates, and such fractional share interests will not entitle the owner thereof to vote or to any rights as a stockholder of iVillage Inc. All fractional shares of iVillage Inc. Common Stock that a Company stockholder would otherwise be entitled to receive as a result of the Offer shall be aggregated and if a fractional share results from such aggregation, such holder shall be entitled to receive, in lieu thereof, an amount in cash (rounded to the nearest whole cent) equal to that fraction multiplied by the Base Price pursuant to the terms of the Offer.

   Subject to, and effective upon, acceptance for exchange of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after the date of the Prospectus (collectively, "Distributions") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

   The undersigned hereby irrevocably appoints Purchaser, its officers and designees, and each of them, as the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his or her substitute shall, in his or her sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered hereby which have been accepted for exchange by Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for exchange of such Shares by Purchaser in accordance with other terms of the Offer. Such acceptance for exchange shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect thereto. The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance of such Shares for exchange, Purchaser must be able to exercise full voting and other rights with respect to such Shares and all Distributions, including, without limitation, voting at any meeting of the Company's stockholders then scheduled.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, and that when such Shares are accepted for exchange by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions.
In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

   No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is revocable until the Expiration Date. See Instruction 11.

   The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "The Offer--Procedure for Tendering" section of the Prospectus and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for exchange will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

   Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please (i) issue the iVillage Inc. shares constituting the Stock Portion (the "iVillage Shares"), (ii) issue the check for the Cash Portion of all Shares purchased and any cash in lieu of fractional iVillage Shares, and (iii) return all Share Certificates evidencing Shares not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the iVillage Shares, the check for the Cash Portion of all Shares purchased (including cash in lieu of fractional iVillage Shares), and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the iVillage Shares and the check for the Cash Portion of all Shares purchased (including cash in lieu of fractional iVillage Shares), return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check, iVillage Shares and Share Certificates, to the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not purchase any of the Shares tendered hereby.

                          SPECIAL PAYMENT INSTRUCTIONS
                         (See Instructions 5, 6 and 7)

   To be completed ONLY if (i) the iVillage Shares are to be issued in the name of someone other than the undersigned, (ii) Share Certificates not tendered or not accepted for exchange and/or the check for the Cash Portion of the purchase price of Shares accepted for exchange (including cash in lieu of fractional iVillage shares) are to be issued in the name of someone other than the undersigned, or (iii) Shares delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

|_| Issue check and share certificates to:

Name:
      --------------------------------------------------------------------------
                                  Please Print

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (Zip Code)

Employer Identification or Social Security No.:
                                                --------------------------------

Credit unpurchased shares to the book-entry transfer facility account set forth below:

DTC Account Number
                   -------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 5, 6 and 7)

   To be completed ONLY if the iVillage Shares, the Share Certificates not tendered or not accepted for exchange and/or the check for the Cash Portion of the purchase price of Shares accepted for exchange (including cash in lieu of fractional iVillage shares) are to be sent to someone other than the undersigned, or to the undersigned at an address other than that above.

|_| Send check and share certificates to:

Name:
      --------------------------------------------------------------------------
                                  Please Print

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (Zip Code)

Employer Identification or Social Security No.:
                                                --------------------------------

                                   IMPORTANT

                             STOCKHOLDER: SIGN HERE
                   (Also complete Substitute Form W-9 below)

x
  ------------------------------------------------------------------------------

x
  ------------------------------------------------------------------------------
                         Signature(s) of Stockholder(s)

   Dated _______, 2002

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):
         -----------------------------------------------------------------------
                                 (Please Print)

Capacity (full title)
                      ----------------------------------------------------------


Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (Zip Code)

Daytime Area Code and Telephone No.
                                    --------------------------------------------
Employer Identification or Social Security No.
                                               ---------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)


Authorized Signature
                     -----------------------------------------------------------
Name
     ---------------------------------------------------------------------------
                                 (Please Print)

Title
      --------------------------------------------------------------------------
Name of Firm
             -------------------------------------------------------------------


Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (Zip Code)

Area Code and Telephone No.
                            ----------------------------------------------------


Dated ________, 2002

                                  INSTRUCTIONS
             Forming Part Of The Terms And Conditions Of The Offer

   1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be medallion guaranteed by a firm which is a member of the Medallion Signature Guarantee Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on the reverse hereof or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

   2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message (as defined below in this Instruction
2) is utilized, if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in "The Offer--Procedure for Tendering" section of the Prospectus. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth on the first page hereof prior to the Expiration Date. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

   Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in "The Offer--Guaranteed Delivery" section of the Prospectus. Pursuant to such procedure (i) such tender must be made by or through an Eligible Institution;
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of book-entry delivery, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in "The Offer-- Guaranteed Delivery" section of the Prospectus.

   The term "Agent's Message" means a message, transmitted by DTC to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Company's Shares which are the subject of the book-entry confirmation that the participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce that agreement against the participant.

   The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through DTC, is at the option and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

   No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for exchange.

   3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

   4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" above, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

   If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

   If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

   If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

   6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Cash Portion (including any cash in lieu of fractional iVillage Shares) of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not exchanged are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares exchanged, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

   7. Special Payment And Delivery Instructions. If the iVillage Shares or a check for the Cash Portion (including any cash in lieu of fractional iVillage Shares) of the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not exchanged are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check, iVillage Shares or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" above, the appropriate boxes above in this Letter of Transmittal must be completed. Stockholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at DTC as such stockholder may designate in the box entitled "Special Payment Instructions" herein. If no such instructions are given, all such Shares not exchanged will be returned by crediting the account at DTC designated herein as the account from which such Shares were delivered.

   8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

   9. Substitute Form W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify whether such stockholder is subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the "Part 2--Certification" box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 30% federal income tax withholding on the payment of the Cash Portion of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 30% on all payments of the Cash Portion of the purchase price to such stockholder until a TIN is provided to the Depositary.

   10. Lost, Destroyed or Stolen Share Certificates. If any Share Certificates have been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to tender the Shares. This Letter of Transmittal and the related documents cannot be processed or accepted until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

   11. Withdrawal Rights. Tender of Shares pursuant to the Offer may be withdrawn at any time prior to the Expiration Date, and, unless iVillage previously accepted them pursuant to the Offer, may also be withdrawn at any time after April 16, 2002. Once iVillage has accepted Shares for purchase pursuant to the Offer, all tenders become irrevocable. If iVillage elects to provide a subsequent offering period under Exchange Act Rule 14d-11 after accepting Shares tendered pursuant to the Offer, stockholders will not have the right to withdraw Shares that are tendered in the subsequent offering period.

   For a withdrawal of a tender of the Shares to be effective, a written, telex or facsimile transmission notice of withdrawal must be received by the Depositary at the address set forth above. Any such notice must include the name, address, and social security number of the person having tendered the Shares to be withdrawn, the certificate number(s) and the number of Shares to be withdrawn, as well as the name of the registered holder, if it is different from that of the person who tendered those Shares.

   A financial institution must guarantee all signatures on the notice of withdrawal unless those Shares have been tendered for the account of any Eligible Institution. See Instruction 1. All questions as to the form and validity, including time of receipt, of any notice of withdrawal, will be determined by the Depositary in its sole discretion, and its decision shall be final and binding.

   Neither iVillage Inc., the Depositary, the Information Agent nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or will incur any liability for failure to give any notification. Any Shares properly withdrawn will be deemed not to have been validly tendered for purposes of the Offer. However, withdrawn Shares may be retendered by following one of the procedures described in the Prospectus sections titled "The Offer--Procedure for Tendering" or "The Offer--Guaranteed Delivery" at any time prior to the Expiration Date.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR AN AGENT'S MESSAGE IN THE CASE OF BOOK-ENTRY DELIVERY, AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.


                           IMPORTANT TAX INFORMATION

   Under the federal income tax law, a stockholder whose tendered Shares are accepted for exchange is required by law to provide the Depositary (as payor) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty for each failure to furnish a correct TIN and a $500 penalty if the stockholder makes a false statement with no reasonable basis that results in no backup withholding. In addition, payments that are made to such stockholder with respect to Shares exchanged pursuant to the Offer may be subject to backup withholding.

   Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an Internal Revenue Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 may be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   If backup withholding applies, the Depositary is required to withhold 30% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

   To prevent backup withholding on payments that are made to a stockholder with respect to Shares exchanged pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (i) such stockholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

Federal Income Tax Withholding.

   To prevent backup federal income tax withholding equal to 30% of the gross payments payable pursuant to our offer, each stockholder who is not a foreign stockholder (as defined below) and who does not otherwise establish an exemption from backup withholding must notify the Depositary of the stockholder's correct taxpayer identification number (employer identification number or social security number), or certify that the taxpayer is awaiting a taxpayer identification number, and provide certain other information by completing, under penalties of perjury, the Substitute Form W-9 included in this Letter of Transmittal. Foreign stockholders generally should complete and sign an appropriate Form W-8 in order to avoid backup withholding; however, if the foreign stockholder is neither an individual nor a corporation, in order to prevent backup federal income tax withholding, the foreign stockholder may also be required to provide an appropriate Form W-8 or a Form W-9 with respect to its partners, members, beneficiaries or owners and their beneficial owners. As more fully described below, in the case of a foreign stockholder, even if such stockholder has provided the required certification to avoid backup withholding, the Depositary will withhold 30% of the gross payments made pursuant to the offer unless a reduced rate of withholding or an exemption from withholding is applicable.

   The Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign stockholder unless the Depositary and we determine that (a) a reduced rate of withholding is available pursuant to a tax treaty or (b) an exemption from withholding is applicable because the gross proceeds are effectively connected with the conduct of a trade or business within the United States. For this purpose, a "foreign stockholder" is any stockholder that is not:

   o a citizen or resident of the United States,

   o a corporation, partnership, or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof,

   o an estate, the income of which is subject to United States federal income taxation regardless of the source of the income, or

   o a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all of its substantial decisions.

   In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign stockholder must deliver to the Depositary before any payment a properly completed and executed IRS Form W-8BEN with respect to the foreign stockholder and, in the case of a foreign stockholder that is neither an individual nor a corporation, the foreign stockholder may be required to deliver both a Form W-8IMY and an appropriate Form W-8BEN or W-9 with respect to partners, members, beneficiaries or owners (and their beneficial owners) of the foreign stockholder. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary before any payment a properly completed and executed IRS Form W-8ECI. The Depositary and we will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN, IRS Form W-8IMY, or IRS Form W-8ECI) unless facts and circumstances indicate that reliance is not warranted. A foreign stockholder who has not previously submitted the appropriate certificate of, or exemption from, withholding for which such stockholder may be eligible should consider doing so in order to avoid overwithholding. Backup withholding generally will not apply to amounts subject to the regular 30% withholding or a treaty-reduced rate of withholding.

What Number To Give The Depositary

   The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 30% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

               PAYOR'S NAME:____________________________________

 ------------------------------------------------------------------------------------------------------------------------
| SUBSTITUTE                              |    Part I--Please provide your              |         ___________________    |
|                                         |    Taxpayer Identification Number           |       Social Security Number   |
| FORM W-9                                |    ("TIN") in the box at right and          |                                |
| Department of the Treasury Internal     |    certify by signing and dating below.     |                 or             |
| Revenue Service Payor's Request for     |    Note: If the account is in more than     |                                |
| Taxpayer Identification Number          |    one name, see the chart in the           |         ___________________    |
|                                         |    enclosed guidelines to determine         |       Employer Identification  |
|                                         |    which number to give payor.              |              Number(s)         |
|------------------------------------------------------------------------------------------------------------------------|
| Part 2--Certification-Under penalties of perjury, I certify that:                     |              Part 3--          |
|                                                                                       |            Awaiting TIN        |
|   (1)   the number shown on this form is my correct Taxpayer Identification           |               |_|              |
|         Number (or I am waiting for a number to be issued to me) and                  |      (see Certificate below)   |
|                                                                                       |                                |
|   (2)   I am not subject to backup withholding because (a) I am exempt from           |             Part 4--           |
|         backup withholding or (b) I have not been notified by the Internal            |            Exempt TIN          |
|         Revenue Service (the "IRS") that I am subject to backup withholding as        |               |_|              |
|         a result of a failure to report all interest or dividends or (c) the          |                                |
|         IRS has notified me that I am no longer subject to backup withholding         |                                |
|         and                                                                           |                                |
|                                                                                       |                                |
|   (3)   I am a U.S. person (including a U.S. resident alien).                         |                                |
|------------------------------------------------------------------------------------------------------------------------|
|   Certification Instruction-You must cross out item (2) in Part 2 above if you have been notified by the IRS that you  |
|   are subject to backup withholding because of under reporting of interest of dividends on your tax returns. However,  |
|   if after being notified by the IRS that you were subject to backup withholding you received another notification     |
|   from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). If you    |
|   are exempt from backup withholding, check the box in Part 4 above.                                                   |
|                                                                                                                        |
|   Signature:                                                                                                           |
|             --------------------------------------------------------------------------------------------------------   |
 ------------------------------------------------------------------------------------------------------------------------

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Depositary, 30% of all reported payments made to me will be withheld, but will be refunded if I provided a certified taxpayer identification number within sixty (60) days from the date of this certification.

Signature
          ----------------------------------------------------------------------
Date:
      --------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN A PENALTY OF $50 IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

                        THE DEPOSITARY FOR THE OFFER IS:

                  CONTINENTAL STOCK TRANSFER AND TRUST COMPANY

                           By Mail, Hand Delivery or
                               Overnight Courier:
                          17 Battery Place, 8th Floor
                            New York, New York 10004

                           By Facsimile Transmission:
                                 (212) 616-7610
                        (For Eligible Institutions Only)

                             Confirm by Telephone:
                            (212) 509-4000 ext. 536


Questions or requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of the Prospectus, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. A stockholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 269-5550
                   All Others Call Toll Free: (800) 207-3159